UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)         December 16, 2011

THE MONEY TREE INC.

(Exact name of registrant as specified in its charter)

Georgia	333-122531	58-2171386
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

114 South Broad Street Bainbridge, Georgia		39817
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (229) 246-6536

(Former name or former address, if changed since last report) Not Applicable.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03.	Bankruptcy or Receivership.

On December 16, 2011, The Money Tree Inc. (the “Registrant”) and certain of the Registrant’s subsidiaries (collectively with the Registrant, the “Debtors”) filed a voluntary petition for relief (the “Bankruptcy Filing”) under Chapter 11 of Title 11 of the U.S. Bankruptcy Code, as amended (the “Bankruptcy Code”), in the U.S. Bankruptcy Court for the Middle District of Alabama (the “Bankruptcy Court”).

The Debtors’ Chapter 11 cases (collectively, the “Bankruptcy Case”) is being administered by the Bankruptcy Court as Case Nos. 11-12254 to 11-12258. The Debtors will continue to operate their businesses as debtors-in-possession under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court.

Copies of the press release and investor letter issued December 19, 2011 announcing the Bankruptcy Filing are attached hereto as Exhibits 99.1 and 99.2, respectively.

Item 2.04.	Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The Bankruptcy Case described in Item 1.03 above and its reflection on the Registrant’s financial position may constitute an event of default and trigger repayment obligations of one of the Registrant’s indirect wholly-owned subsidiaries that is not a party to the Bankruptcy Filing, Best Buy Autos of Bainbridge Inc. (“Best Buy”), under the terms of two separate automobile “floor-financing” arrangements and related guaranties of the Registrant in favor of Dealer Services Corporation (the “DSC Financing”) and GrandSouth Bank dba Carbucks (the “Carbucks Financing”). As of the date of this report, approximately $125,000 of principal and accrued interest under the DSC Financing and approximately $80,000 of principal and accrued interest under the Carbucks Financing was outstanding. As Best Buy is not a party to the Bankruptcy Filing, the Registrant intends for Best Buy to make payments under the DSC Financing and the Carbucks Financing as they become due in the ordinary course of Best Buy’s business.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.

(d)	Exhibits.

99.1	Press Release issued December 19, 2011

99.2	Investor Letter issued December 19, 2011

Forward-Looking Statements

This report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “estimates” and variations of such words and similar expressions that indicate future events and trends are intended to identify such forward-looking statements. These forward-looking statements are subject to risks and uncertainties, including the impact of acceleration of its indebtedness and the results of the Bankruptcy Case, which could cause the Registrant’s actual results or performance to differ materially from those expressed or implied in such statements. The Registrant makes no commitment to update any forward-looking statement or to disclose any facts, events, or circumstances after the date hereof that may affect the accuracy of any forward-looking statement. For additional information about the Registrant and its various risk factors, see the Registrant’s most recent Quarterly Report on Form 10-Q and other documents filed with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MONEY TREE INC.

Dated: December 19, 2011	By:	/s/ Bradley D. Bellville
	Name:	Bradley D. Bellville
	Title:	President